                                                                  EXHIBIT 99.2



                       FARMERS STATE BANK OF CAMP POINT

                                 Balance Sheet

                              September 30, 1999
                                  (Unaudited)


                        Assets

Cash and due from banks                                             $   939,678
Interest bearing deposits                                                20,704
                                                                    -----------
     Cash and cash equivalents                                          960,382

Debt and marketable equity securities
    available-for-sale, at fair value                                16,782,371
Loans, net                                                           13,024,152
Premises and equipment, net                                             417,067
Accrued interest receivable                                             412,349
Other assets                                                             55,269
                                                                    -----------
     Total assets                                                   $31,651,590
                                                                    ===========

          Liabilities and Shareholders' Equity

Deposits:
  Noninterest-bearing                                               $ 2,635,281
  Interest-bearing                                                   24,144,987
                                                                    -----------
     Total deposits                                                  26,780,268
                                                                    ===========


Securities sold under agreements to repurchase                          300,428
Accrued interest payable                                                109,824
Other liabilities                                                       134,657
                                                                    -----------

     Total liabilities                                               27,325,177
                                                                    -----------

Commitments and contingencies                                                 -

Shareholders' equity:
  Common stock, $100 par value, 2,400 shares
   authorized, issued, and outstanding                                  240,000
  Surplus                                                             1,760,000
  Retained earnings                                                   2,470,387
  Accumulated other comprehensive loss                                 (143,974)
                                                                    -----------

     Total shareholders' equity                                       4,326,413
                                                                    -----------
     Total liabilities and shareholders' equity                     $31,651,590
                                                                    ===========

See accompanying note to unaudited financial statements.

                       FARMERS STATE BANK OF CAMP POINT

                             Statements of Income

                 Nine Months Ended September 30, 1999 and 1998
                                  (Unaudited)


                                                                         1999             1998
                                                                      ------------    ------------
Interest income:
  Interest and fees on loans                                          $    868,145         937,159
  Interest and dividends on debt and
    marketable equity securities                                           710,502         693,088
  Interest on federal funds sold                                            23,648          14,595
                                                                      ------------    ------------
     Total interest income                                               1,602,295       1,644,842
                                                                      ------------    ------------

Interest expense:
  Interest on deposits                                                     761,872         826,642
  Interest on securities sold under agreements to repurchase                11,215          18,007
                                                                      ------------    ------------
     Total interest expense                                                773,087         844,649
                                                                      ------------    ------------
Net interest income                                                        829,208         800,193

Provision for loan losses                                                   44,500          12,000
                                                                      ------------    ------------

        Net interest income after provision for loan losses                784,708         788,193
                                                                      ------------    ------------

Noninterest income:
  Service charges on deposits                                               29,885          28,404
  Gain on sale of securities, net                                            6,087          31,025
  Other noninterest income                                                  42,802          28,689
                                                                      ------------    ------------

        Total noninterest income                                            78,774          88,118
                                                                      ------------    ------------

Noninterest expense:
  Salaries and employee benefits                                           250,203         246,065
  Occupancy and equipment expense                                           86,728          84,802
  Data processing expense                                                   36,314          37,031
  Other noninterest expense                                                136,551         127,710
                                                                      ------------    ------------

        Total noninterest expense                                          509,796         495,608
                                                                      ------------    ------------

        Income before income tax expense                                   353,686         380,703

Income tax expense                                                          89,600          70,250
                                                                      ------------    ------------

        Net income                                                    $    264,086         310,453
                                                                      ============    ============

Basic and diluted earnings per share                                  $     110.04          129.36
                                                                      ============    ============

See accompanying note to unaudited financial statements.

                       FARMERS STATE BANK OF CAMP POINT

                           Statements of Cash Flows

                 Nine Months Ended September 30, 1999 and 1998
                                  (Unaudited)

                                                                          1999            1998
                                                                      ------------    ------------
Cash flows from operating activities:
  Net income                                                          $    264,086         310,453
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    Depreciation and amortization                                           86,428          50,347
    Provision for loan losses                                               44,500          12,000
    Gain on sale of securities                                              (6,087)        (31,025)
    (Increase) decrease in accrued interest receivable                      37,044         (35,225)
    Increase (decrease) in accrued interest payable                        (14,590)          2,936
    (Increase) decrease in other assets                                    215,551        (119,772)
    Other, net                                                              (1,689)        (11,197)
                                                                      ------------    ------------

       Net cash provided by operating activities                           625,243         178,517
                                                                      ------------    ------------

Cash flows from investing activities:
  Proceeds from sales of debt and marketable equity securities
   available-for-sale                                                      298,500       3,839,301
  Proceeds from maturities and principal payments on debt
   and marketable equity securities available-for-sale                   2,923,988       3,400,108
  Purchases of debt and marketable equity securities
   available-for-sale                                                   (4,733,330)     (6,814,667)
  Net decrease in loans                                                  1,186,050         433,711
  Purchases of premises and equipment, net                                  (4,443)         (8,190)
                                                                      ------------    ------------

       Net cash (used in) provided by investing activities                (329,235)        850,263
                                                                      ------------    ------------

Cash flows from financing activities:
  Net decrease in deposits                                              (1,146,610)       (596,801)
  Net increase (decrease) in securities sold
   under agreements to repurchase                                           11,155        (154,245)
  Cash dividends paid                                                      (70,510)       (141,600)
                                                                      ------------    ------------

        Net cash used in financing activities                           (1,205,965)       (892,646)
                                                                      ------------    ------------

        Net increase (decrease) in cash and cash equivalents              (909,957)        136,134

Cash and cash equivalents at beginning of period                         1,870,339         933,650
                                                                      ------------    ------------

Cash and cash equivalents at end of period                            $    960,382       1,069,784
                                                                      ============    ============

Supplemental information -- interest paid                             $    810,131         809,424
                                                                      ============    ============

See accompanying note to unaudited financial statements.

                       Farmers State Bank of Camp Point
                    Note to Unaudited Financial Statements
                          September 30, 1999 and 1998


Note A  Basis of Presentation

The unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included.